SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March14, 2003

VIA NET.WORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-29391	84-1412512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

St. Giles House, 25 Kings Road, Reading RG1 3AR, United Kingdom (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +44 (0) 118 958 0058

12100 Sunset Hills Road, Suite 110, Reston, Virginia 20190 (Former address of principal executive offices)

Item 9.                    Regulation FD Disclosure

        On March 14, 2003, VIA NET.WORKS, Inc. issued a press release announcing that (a) a conference call for its fourth quarter and full-year 2002 results will be held on Friday, March 21, 2003 and (b) the 2003 Annual Meeting of Shareholders has been scheduled for Thursday, May 22, 2003. A copy of the press release is attached as Exhibit 99.

Item 7.                                         Financial Statements, Pro Forma Financial Information and Exhibits.

                Description.

                (c)  Exhibit.

99	Press Release, dated March 14, 2003, announcing scheduling of financial results conference call and the 2003 Annual Meeting of Shareholders.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2003		VIA NET.WORKS, Inc.

	By:	/s/ Adah I. Moulton
Adah I. Moulton
Assistant Secretary

EXHIBIT INDEX

99	Press Release, dated March 14, 2003, announcing scheduling of financial results conference call and the 2003 Annual Meeting of Shareholders.